Supplement dated July 15, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014 as amended and restated June 3, 2014

(As supplemented on June 16, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Principal Global Investors, LLC (“PGI”)
Delete references to Douglas J. Gaylor.

INVESTMENT ADVISORY AND OTHER SERVICES
In the first operating expenses table on page 54, delete the rows for LargeCap Growth Fund I and MidCap Value Fund III and substitute:

Fund	Class A	Class B	Class C	Class J	Institutional Class	Expiration
LargeCap Growth Fund I	1.25%	N/A	N/A	N/A	N/A	2/28/2015
MidCap Value Fund III	1.30%	N/A	N/A	N/A	N/A	2/28/2016
MidCap Value Fund III	N/A	N/A	N/A	N/A	0.736%	2/28/2015